TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                    1
      MESSAGE FROM THE PRESIDENT                              2
      INVESTMENT REVIEW                                       4
      MESSAGE FROM THE MANAGER                                5
      FINANCIAL INFORMATION
         Distributions to Shareholders                        7
         Independent Auditors' Report                         8
         Portfolio of Investments                             9
         Notes to Portfolio of Investments                   11
         Statement of Assets and Liabilities                 12
         Statement of Operations                             13
         Statements of Changes in Net Assets                 14
         Notes to Financial Statements                       15









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA TREASURY MONEY MARKET TRUST, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE. (COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.









USAA FAMILY OF FUNDS SUMMARY

         FUND                                             MINIMUM
       TYPE/NAME                     VOLATILITY          INVESTMENT
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high                3,000
 First Start Growth(Registered
   Trademark)                      Moderate to high         3,000
 Gold                              Very high                3,000
 Growth                            Moderate to high         3,000
 Growth & Income                   Moderate                 3,000
 International                     Moderate to high         3,000
 S&P 500(Registered Trademark)
  Index                            Moderate                 3,000
 Science & Technology              Very high                3,000
 Small Cap Stock                   Very high                3,000
 World Growth                      Moderate to high         3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                 3,000
 Growth and Tax
  Strategy                         Moderate                 3,000
 Growth Strategy                   Moderate to high         3,000
 Income Strategy                   Low to moderate          3,000

 INCOME - TAXABLE
===============================================================================
 GNMA(Registered Trademark)        Low to moderate         $3,000
 High-Yield Opportunities          High                     3,000
 Income                            Moderate                 3,000
 Income Stock                      Moderate                 3,000
 Intermediate-Term Bond            Low to moderate          3,000
 Short-Term Bond                   Low                      3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate          3,000
 Short-Term                        Low                      3,000
 State Bond Income                 Moderate                 3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                 3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                       Very low                 3,000
 State Money Market                Very low                 3,000
-------------------------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAs IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAs ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.








MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]

-------------------------------------------------------------------------------
THE FIRST FIVE MONTHS OF 2000 WERE AS FASCINATING AND CHALLENGING A PERIOD AS INVESTORS HAVE SEEN IN A LONG TIME. IT WAS FRAMED BY TWO EVENTS THAT WERE STUNNINGLY OPPOSITE TO ONE ANOTHER.
--------------------------------------------------------------------------------

The more notable of the two was the precipitous drop of the NASDAQ Index. This market gauge is dominated by the tech stocks which created the stupendous returns of 1999. Many mutual funds could boast triple-digit returns for 12-month periods, and the valuation of tech stocks in general reached undreamt-of levels. More traditional investors struggled with the triple-digit price/earnings ratios of the techs, and the retort was that this was the new economy. Then, about three months into 2000, the trend cracked. The NASDAQ began falling, and it fell hard. There were numerous drops of 5% or more in a day, very severe for an entire index.

The second event was at the opposite end of the investment spectrum. Most people were highly aware that the Federal Reserve (the Fed) was getting serious about inflation and was raising interest rates. Therefore, bonds were a bad investment? Wrong!

The Fed indeed raised short-term rates more than once. But something else was happening. The federal government continued to run a budget surplus, and that surplus has begun to be applied to the national debt. The Treasury began to retire its 30-year bond. The effect was that by early June the six-month Treasury bill yielded over 6.30%, but the 30-year bond, which had long been the benchmark for the entire bond market, had a yield of 5.91%. Not only could you get a higher rate of interest investing for 180 days instead of 30 years, but if you happened to already own the 30-year bond, you received the benefit of a run-up in its price.

In May THE WALL STREET JOURNAL reported that one of the world's foremost hedge funds had suspected that tech stocks would drop, but missed the opportunity to get out ahead of the event.

And there was no forewarning of what happened in the bond market. Once again, at a pair of major market turns most investors were surprised. And that is why we continue to believe that a well-allocated portfolio, set up before the fact, is an excellent way to approach investing.


Sincerely,



Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.









INVESTMENT REVIEW

USAA TREASURY MONEY MARKET TRUST

OBJECTIVE: Maximum current income while maintaining the highest degree of safety and liquidity.

TYPES OF INVESTMENTS: Invests principally in U.S. government securities with maturities of 397 days or less; mostly U.S. Treasury bills, notes, and bonds, and repurchase agreements collateralized by these instruments.

--------------------------------------------------------------------------------
                                           5/31/00              5/31/99
--------------------------------------------------------------------------------
  Net Assets                            $153.4 Million       $144.0 Million
  Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------
Average Annual Total Returns and 7-Day Yield as of 5/31/00
--------------------------------------------------------------------------------
      1 YEAR      5 YEARS       SINCE INCEPTION ON 2/1/91      7-DAY YIELD
       5.05%       5.12%                  4.59%                   5.66%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME YIELD AND ASSUMES REINVESTMENT OF ALL DIVIDENDS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS AND RETURNS FLUCTUATE. THE 7-DAY YIELD QUOTATION MORE CLOSELY REFLECTS CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.


                          7-DAY YIELD COMPARISON

A chart in the form of a line graph appears here illustrating the comparison of the 7-Day Yield of the USAA Treasury Money Market Trust to the iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) U.S. Treasury & Repo for the period of 5/25/99 through 5/30/00:

                    USAA Treasury
                  Money Market Trust            iMoneyNet, Inc.
                  ------------------            ---------------

05/25/99                4.38%                        4.04%
06/22/99                4.34%                        3.97%
07/27/99                4.72%                        4.27%
08/31/99                4.71%                        4.44%
09/28/99                4.74%                        4.43%
10/26/99                4.77%                        4.40%
11/30/99                5.13%                        4.80%
12/28/99                4.96%                        4.66%
01/25/00                5.12%                        4.68%
02/29/00                5.21%                        4.98%
03/28/00                5.39%                        5.12%
04/25/00                5.38%                        5.14%
05/30/00                5.66%                        5.23%

DATA REPRESENT THE LAST TUESDAY OF EACH MONTH.
ENDING DATE 5/30/00.

THE GRAPH TRACKS THE FUND'S 7-DAY YIELD AGAINST IMONEYNET, INC. (FORMERLY IBC FINANCIAL DATA, INC.) U.S. TREASURY & REPO, AN AVERAGE OF ALL MAJOR TREASURY MONEY MARKET FUND YIELDS.










MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER: PAMELA BLEDSOE NOBLE, CFA, APPEARS HERE]


TREASURY MARKET UPDATE

As discussed in the last report, the Department of the Treasury has significantly changed the issuance of Treasury bills and bonds. A reduction in the number of Treasury bills being issued has created a tight supply in the short end of the market. When supply of a security is reduced and investors' demands remain the same or increase, the price of the security will increase. In the bond market, as prices increase, the yields on the products move in the opposite direction or decrease.

The Federal Reserve (the Fed) has increased interest rates four times for a total of 1.25% since the first upward move in November 1999. However, yields on Treasury bills have not risen proportionately. The yield on the three-month Treasury bill has risen only 0.33% between November 16, 1999, and May 31, 2000, for a closing-day yield of 5.61%. During the same period, the one-year bill has performed in a similar manner with the yield increasing only 0.63%, for a closing-day yield of 6.16%. Rising inflationary risks and strong growth will continue to keep the Fed active in trying to reduce inflation and slow the economy to within its speed limit for growth. Although recent data reflects that this is already happening, additional interest rate increases are expected before year-end. As a result, I have reduced the weighted-average maturity of the portfolio to 36 days to allow more flexibility to invest as interest rates continue to rise.

PERFORMANCE

Regardless of the interest rate environment, the USAA Treasury Money Market Trust is invested to provide the maximum current income while maintaining the highest level of safety and liquidity. I am pursuing this objective by balancing the mix between U.S. Treasury bills, notes, and repurchase agreements. For the one-year period ended May 31, 2000, the USAA Treasury Money Market Trust contained a higher percentage in repurchase agreements compared to Treasury bills and notes because of the higher yields offered in the repurchase agreement market segment.

According to iMoneyNet, Inc. (formerly IBC Financial Data, Inc.), the USAA Treasury Money Market Trust was ranked 6 out of 100 Treasury and Repurchase Agreement Government Money Funds for the 12 months ended May 31, 2000. Past performance is no guarantee of future results.


                  CUMULATIVE PERFORMANCE OF $10,000

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA Treasury Money Market Trust. The data is from 2/01/91 through 5/31/00. The data points from the graph are as follows:

USAA Treasury Money Market Trust

                      Amount
                      ------
02/01/91             $10,000
05/31/91              10,172
11/30/91              10,436
05/31/92              10,649
11/30/92              10,822
05/31/93              10,973
11/30/93              11,128
05/31/94              11,294
11/30/94              11,530
05/31/95              11,845
11/30/95              12,173
05/31/96              12,482
11/30/96              12,791
05/31/97              13,114
11/30/97              13,453
05/31/98              13,801
11/30/98              14,152
05/31/99              14,466
11/30/99              14,813
05/31/00              15,204

DATA SINCE INCEPTION ON 2/01/91 THROUGH 5/31/00.










DISTRIBUTIONS TO SHAREHOLDERS

The following information describes the source of income for distributions made during the fiscal year ended May 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.

During the fiscal year ended May 31, 2000, the Treasury Money Market Trust earned its income as follows:

                     Repurchase Agreements              53.4%
                     U.S. Treasury Securities           42.3
                     U.S. Government Guaranteed Bonds    4.3
                                                       ------
                                                       100.0%










INDEPENDENT AUDITORS' REPORT


KPMG


The Shareholders and Board of Trustees

USAA TREASURY MONEY MARKET TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Treasury Money Market Trust, a series of the USAA Investment Trust, as of May 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Treasury Money Market Trust as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                              KPMG LLP


San Antonio, Texas
July 7, 2000










USAA TREASURY MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

MAY 31, 2000


   PRINCIPAL
    AMOUNT                          SECURITY                              VALUE
--------------------------------------------------------------------------------

                             U.S. TREASURY BILLS (21.0%)
   $3,000   5.49%, 6/08/2000                                            $  2,997
    3,000   5.66%, 6/15/2000                                               2,993
    3,000   5.52%, 6/22/2000                                               2,990
    2,000   5.56%, 7/06/2000                                               1,989
    2,000   5.62%, 7/20/2000                                               1,985
    3,000   5.64%, 7/20/2000                                               2,977
    4,000   5.62%, 8/10/2000                                               3,956
    3,000   6.06%, 8/17/2000                                               2,961
    3,000   5.76%, 8/24/2000                                               2,960
    3,000   5.71%, 9/07/2000                                               2,953
    3,500   5.84%, 9/14/2000                                               3,441
--------------------------------------------------------------------------------
            Total U.S. Treasury Bills (cost: $32,202)                     32,202
--------------------------------------------------------------------------------

                             U.S. TREASURY NOTES (17.9%)
    1,500   5.38%, 6/30/2000                                               1,500
    2,000   5.88%, 6/30/2000                                               2,001
    3,000   6.13%, 7/31/2000                                               3,004
    3,000   6.00%, 8/15/2000                                               3,003
    3,500   6.25%, 8/31/2000                                               3,506
    1,500   4.50%, 9/30/2000                                               1,494
    2,000   6.13%, 9/30/2000                                               2,003
    3,000   4.00%, 10/31/2000                                              2,980
    3,000   5.75%, 11/15/2000                                              2,998
    3,000   5.63%, 11/30/2000                                              2,994
    2,000   5.25%, 1/31/2001                                               1,986
--------------------------------------------------------------------------------
            Total U.S. Treasury Notes (cost: $27,469)                     27,469
--------------------------------------------------------------------------------

                             U.S. GOVERNMENT GUARANTEED NOTES (4.8%)
    1,360   6.99%, 8/01/2000                                               1,361
    1,000   6.99%, 8/01/2000                                               1,001
    5,000   6.20%, 4/02/2007 a                                             5,000
--------------------------------------------------------------------------------
            Total U.S. Government Guaranteed Notes (cost: $7,362)          7,362
--------------------------------------------------------------------------------
            Total Investment in Securities (cost: $67,033)                67,033
--------------------------------------------------------------------------------

                             REPURCHASE AGREEMENTS (56.0%)
   34,000   Chase Securities, Inc., 6.25%, acquired on 5/31/00 and
              due on 6/01/00 at $34,000 (collateralized by a
              $35,020 U.S. Treasury Note, 4.5%, due 1/31/01;
              market value of $35,068)                                  $ 34,000
    7,000   Deutsche Bank Securities, 6.34%, acquired on 5/31/00 and
              due 6/01/00 at $7,000 (collateralized by a $7,090 U.S.
              Treasury Note, 6.375%, due 3/31/01; market value of
              $7,143)                                                      7,000
    7,000   First Union Capital Markets, 6.32%, acquired on 5/31/00
              and due 6/01/00 at $7,000 (collateralized by a $7,144
              U.S. Treasury Note, 6.25%, due 4/30/01; market value
              of $7,149)                                                   7,000
   37,959   State Street Corp., 6.35%, acquired on 5/31/00 and due
              6/01/00 at $37,959 (collateralized by a $37,915 U.S.
              Treasury Note, 8.75%, due 8/15/00; market value of
              $39,100)                                                    37,959
--------------------------------------------------------------------------------
            Total Repurchase Agreements (cost: $85,959)                   85,959
--------------------------------------------------------------------------------
            Total Investments (cost: $152,992)                          $152,992
================================================================================









USAA TREASURY MONEY MARKET TRUST
NOTES TO PORTFOLIO OF INVESTMENTS

MAY 31, 2000



GENERAL NOTES

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES

(a) This security has an optional demand feature on each quarterly reset. The interest rate is adjusted at a quarterly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.











USAA TREASURY MONEY MARKET TRUST
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

MAY 31, 2000



ASSETS
   Investments in securities                                          $ 67,033
   Repurchase agreements                                                85,959
   Cash                                                                    207
   Receivables:
      Capital shares sold                                                  169
      Interest                                                             461
                                                                      --------
         Total assets                                                  153,829
                                                                      --------

LIABILITIES
   Capital shares redeemed                                                 348
   USAA Investment Management Company                                       16
   USAA Transfer Agency Company                                             13
   Accounts payable and accrued expenses                                    27
   Dividends on capital shares                                              25
                                                                      --------
         Total liabilities                                                 429
                                                                     ---------
            Net assets applicable to capital shares outstanding       $153,400
                                                                     =========

REPRESENTED BY:
   Paid-in capital                                                    $153,400
                                                                     =========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                         153,400
                                                                     =========
   Net asset value, redemption price, and offering price per share   $    1.00
                                                                     =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA TREASURY MONEY MARKET TRUST
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED MAY 31, 2000



Net investment income:
   Interest income                              $8,178
                                                ------
   Expenses:
      Management fees                              191
      Transfer agent's fees                        156
      Custodian's fees                              67
      Postage                                       25
      Shareholder reporting fees                    10
      Trustees' fees                                 3
      Registration fees                             44
      Professional fees                             39
      Other                                          2
                                                ------
         Total expenses                            537
                                                ------
            Net investment income               $7,641
                                                ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA  TREASURY  MONEY  MARKET  TRUST
STATEMENTS  OF  CHANGES  IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED MAY 31,



                                                            2000        1999
                                                         ----------------------
From operations:
   Net investment income                                 $   7,641    $   6,027
                                                         ----------------------
Distributions to shareholders from:
   Net investment income                                    (7,641)      (6,027)
                                                         ----------------------
From capital share transactions:
   Proceeds from shares sold                               170,402      149,402
   Reinvested dividends                                      7,280        5,709
   Cost of shares redeemed                                (168,277)    (117,795)
                                                         ----------------------
      Increase in net assets from capital share
        transactions                                         9,405       37,316
                                                         ----------------------
Net increase in net assets                                   9,405       37,316
Net assets:
   Beginning of period                                     143,995      106,679
                                                         ----------------------
   End of period                                         $ 153,400    $ 143,995
                                                         ======================
Change in shares outstanding:
   Shares sold                                             170,402      149,402
   Shares issued for dividends reinvested                    7,280        5,709
   Shares redeemed                                        (168,277)    (117,795)
                                                         ----------------------
      Increase in shares outstanding                         9,405       37,316
                                                         ======================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA TREASURY MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS

MAY 31, 2000



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA Treasury Money Market Trust (the Fund). The Fund's investment objective is to provide maximum current income while maintaining the highest degree of safety and liquidity. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets in U.S. government securities with maturities of 397 days or less.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, securities in the Fund are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities. Gain or loss from sales of investment securities is computed on the identified cost basis.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 2000.

(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities for the year ended May 31, 2000, were $17,750,551,000 and $17,743,226,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .125% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                            YEAR ENDED MAY 31,
                           -----------------------------------------------------
                             2000       1999        1998       1997       1996
                           -----------------------------------------------------
Net asset value at
   beginning of period     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net investment income           .05        .05        .05        .05        .05
Distributions from net
   investment income           (.05)      (.05)      (.05)      (.05)      (.05)
                           -----------------------------------------------------
Net asset value at
   end of period           $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           =====================================================
Total return (%) *             5.05       4.83       5.24       5.06       5.38
Net assets at end
   of period (000)         $153,400   $143,995   $106,679   $ 88,612   $ 76,777
Ratio of expenses to
   average net assets (%)       .35        .36       .375       .375       .375
Ratio of expenses to average
   net assets excluding
   reimbursements (%)           N/A        N/A       .392       .394       .403
Ratio of net investment
   income to average
   net assets (%)              5.00       4.69       5.11       4.95       5.23

* Assumes reinvestment of all dividend income distributions during the period.




TRUSTEES
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

INTERNET ACCESS
USAA.COM(Service Mark)

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777